Exhibit 99

AGREEMENT BY AND BETWEEN
Pelican National Bank
Naples, Florida

and
The Comptroller of the Currency

Pelican National Bank, Naples, Florida (“Bank”) and the Comptroller of the Currency of the United States of America (“Comptroller”) wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

The Comptroller has found unsafe and unsound banking practices relating to capital levels and earnings performance and violations of law at the Bank.

In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors (“Board”), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

ARTICLE I

JURISDICTION

(1)          This Agreement shall be construed to be a “written agreement entered into with the agency” within the meaning of 12 U.S.C. § 1818(b)(l).

(2)         This Agreement shall be construed to be a “written agreement between such depository institution and such agency” within the meaning of 12 U.S.C. § 1818(e)(l) and 12 U.S.C. § 1818(i)(2).

(3)         This Agreement shall be construed to be a “formal written agreement” within the meaning of 12 C.F.R. § 5.51(c)(6)(ii). See 12 U.S.C. § 1831i.

(4)         This Agreement shall be construed to be a “written agreement” within the meaning of 12 U.S.C. § 1818(u)(l)(A).

(5)         This Agreement shall cause the Bank to be designated as in “troubled condition,” as set forth in 12 C.F.R. § 5.51(c)(6), unless otherwise informed in writing by the Comptroller. In addition, this Agreement shall cause the Bank not to be designated as an “eligible bank” for purposes of 12 C.F.R. § 5.3(g), unless otherwise informed in writing by the Comptroller.

(6)         All reports or plans which the Bank or Board has agreed to submit to the Assistant Deputy Comptroller pursuant to this Agreement shall be forwarded to the:

Assistant Deputy Comptroller
South Florida Field Office
9800 N.W. 41st Street, Suite 120
Miami, Florida 33178

ARTICLE II

COMPLIANCE COMMITTEE

(1)         Within thirty (30) days of the date of this Agreement, the Board shall appoint a Compliance Committee of at least three (3) directors, of which no more than one (1) shall be an employee or principal shareholder (as the term “principal shareholder is defined in 12 C.F.R. § 215.2(m)) of the Bank or any of its affiliates (as the term “affiliate” is defined in 12 U.S.C. § 371c(b)(l)), or a family member of any such person. Upon appointment, the names of the members of the Compliance Committee and, in the event of a change of the membership, the name of any new member shall be submitted in writing to the Assistant Deputy Comptroller. The Compliance Committee shall be responsible for monitoring and coordinating the Bank’s adherence to the provisions of this Agreement.

(2)         The Compliance Committee shall meet at least monthly.

(3)         Within forty-five (45) days of the date of this Agreement and quarterly thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

(a)                                  a description of the action needed to achieve full compliance with each Article of this Agreement;

(b)                             actions taken to comply with each Article of this Agreement; and

(c)                              the results and status of those actions.

(4)         The Board shall forward a copy of the Compliance Committee’s report, with any additional comments by the Board, to the Assistant Deputy Comptroller within ten (10) days of receiving such report.

ARTICLE III

ACTION PLAN

(1)         Within sixty (60) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written action plan detailing the Board’s assessment of what needs to be done to improve the Bank, specifying how the Board will implement the plan, and setting forth a timetable for the implementation of the plan. Upon completion of the plan, the Board shall submit the plan to the Assistant Deputy Comptroller for review. The Board shall establish appropriate procedures for the implementation of the plan.

(2)         In the event the Assistant Deputy Comptroller recommends changes to the action plan, the Board shall immediately incorporate those changes into the plan.

(3)         The plan shall be implemented pursuant to the time frames set forth within the plan unless events dictate modifications to the plan. Where the Board considers modifications appropriate, those modifications shall be submitted to the Assistant Deputy Comptroller for prior written determination of no supervisory objection. Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the plan.

(4)         The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

ARTICLE IV

STRATEGIC PLAN

(1)         Within sixty (60) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written strategic plan for the Bank covering at least a three-year period. The strategic plan shall establish objectives for the Bank’s overall risk profile, earnings performance, growth, balance sheet mix, off-balance sheet activities, liability structure, capital adequacy, reduction in the volume of nonperforming assets, product line development and market segments that the Bank intends to promote or develop, together with strategies to achieve those objectives and, at a minimum, include:

(a)                                  a mission statement that forms the framework for the establishment of strategic goals and objectives;

(b)                                 an assessment of the Bank’s present and future operating environment;

(c)                                  the development of strategic goals and objectives to be accomplished over the short and long term;

(d)                                 an identification of the Bank’s present and future product lines (assets and liabilities) that will be utilized to accomplish the strategic goals and objectives established in (l)(c) of this Article;

(e)                                  an evaluation of the Bank’s internal operations, staffing requirements, board and management information systems and policies and procedures for their adequacy and contribution to the accomplishment of the goals and objectives developed under (l)(c) of this Article;

(f)                                    a management employment and succession program to promote the retention and continuity of capable management;

(g)                                 product line development and market segments that the Bank intends to promote or develop;

(h)                                 an action plan to improve bank earnings and accomplish identified strategic goals and objectives, including individual responsibilities, accountability and specific time frames;

(i)                                     a financial forecast to include projections for major balance sheet and income statement accounts and desired financial ratios over the period covered by the strategic plan;

(j)                                     control systems to mitigate risks associated with planned new products, growth, or any proposed changes in the Bank’s operating environment;

(k)                                  specific plans to establish responsibilities and accountability for the strategic planning process, new products, growth goals, or proposed changes in the Bank’s operating environment; and

(1)                                  systems to monitor the Bank’s progress in meeting the plan’s goals and objectives.

(2)         Upon adoption, a copy of the plan shall be forwarded to the Assistant Deputy Comptroller for review and prior written determination of no supervisory objection. Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the strategic plan.

ARTICLE V

PROFIT PLAN

(1)        Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written profit plan to improve and sustain the earnings of the Bank. This plan shall include, at minimum, the following elements:

(a)                                  identification of the major areas in and means by which the Board will seek to improve the Bank’s operating performance;

(b)                                 realistic and comprehensive budgets, including projected balance sheets and year-end income statements;

(c)                                  a budget review process to monitor both the Bank’s income and expenses, and to compare actual figures with budgetary projections; and

(d)                                 a description of the operating assumptions that form the basis for major projected income and expense components.

(2)        The budgets and related documents required in paragraph (1) above for 2006 shall be submitted to the Assistant Deputy Comptroller upon completion. The Board shall submit to the Assistant Deputy Comptroller annual budgets as described in paragraph (1) above for each year this Agreement remains in effect. The budget for each year shall be submitted on or before November 30, of the preceding year.

(3)        The Board shall forward comparisons of its balance sheet and profit and loss statement to the profit plan projections to the Assistant Deputy Comptroller on a quarterly basis.

(4)        The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

ARTICLE VI

CAPITAL PLAN AND HIGHER MINIMUMS

(1)         Within sixty (60) days, the Bank shall achieve and thereafter maintain the following capital levels (as defined in 12 C.F.R. Part 3):

(a)                                 Tier 1 capital at least equal to thirteen percent (13%) of risk-weighted assets;

(b)                                Tier 1 capital at least equal to eight percent (8%) of adjusted total assets.(1)

(2)         The requirement in this Agreement to meet and maintain a specific capital level means that the Bank may not be deemed to be “well capitalized” for purposes of 12 U.S.C. § 1831o and 12 C.F.R. Part 6 pursuant to 12 C.F.R. § 6.4(b)(l)(iv).

(3)         Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a three-year capital program. The program shall include:

(a)                                  specific plans for the maintenance of adequate capital that may in no event be less than the requirements of paragraph (1);

(b)                                 projections for growth and capital requirements based upon a detailed analysis of the Bank’s assets, liabilities, earnings, fixed assets, and off-balance sheet activities;

(c)                                  projections of the sources and timing of additional capital to meet the Bank’s current and future needs;

(d)                                 the primary source(s) from which the Bank will strengthen its capital structure to meet the Bank’s needs;

(e)                                  contingency plans that identify alternative methods should the primary source(s) under (d) above not be available; and

(f)                                 a dividend policy that permits the declaration of a dividend only:

(i)                                 when the Bank is in compliance with its approved capital program;

(ii)                              when the Bank is in compliance with 12 U.S.C. §§ 56 and 60; and

(iii)                            with prior written determination of no supervisory objection by the Assistant Deputy Comptroller. Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the dividend policy.

(4)         Upon completion, the Bank’s capital program shall be submitted to the Assistant Deputy Comptroller for prior determination of no supervisory objection. Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the capital program. The Board shall review and update the Bank’s capital program on an annual basis, or more frequently if necessary. Copies of the reviews and updates shall be submitted to the Assistant Deputy Comptroller.

(5)         The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

ARTICLE VII

SENIOR LENDING OFFICER

(1)         Within ninety (90) days, the Board shall appoint a new, capable Senior Lending Officer who shall be vested with sufficient executive authority to fulfill the duties and responsibilities of the position and ensure the safe and sound operation of the lending area.

(1)  Adjusted total assets is defined in 12 C.F.R. § 3.2(a) as the average total asset figure used for Call Report purposes minus end-of-quarter intangible assets.

(2)         Prior to the appointment of any individual to the Senior Lending Officer position, the Board shall submit to the Assistant Deputy Comptroller the following information:

(a)                                  the information sought in the “Changes in Directors and Senior Executive Officers” and “Background Investigations” booklets of the Comptroller’s Licensing Manual, together with a legible fingerprint card for the proposed individual;

(b)                              a written statement of the Board’s reasons for selecting the proposed officer; and

(c)                               a written description of the proposed officer’s duties and responsibilities.

(3)         The Assistant Deputy Comptroller shall have the power to disapprove the appointment of the proposed new senior executive officer. However, the lack of disapproval of such individual shall not constitute an approval or endorsement of the proposed director.

(4)         The requirement to submit information and the prior disapproval provisions of this Article are based on the authority of 12 U.S.C. § 1818(b) and do not require the Comptroller or the Assistant Deputy Comptroller to complete his review and act on any such information or authority within ninety (90) days.

ARTICLE VIII

LOAN PORTFOLIO MANAGEMENT

(1) The Board shall, within ninety (90) days, develop, implement, and thereafter ensure Bank adherence to a written program to improve the Bank’s loan portfolio management. The program shall include, but not be limited to:

(a)                                  procedures to ensure satisfactory and perfected collateral documentation;

(b)                                 procedures to ensure that extensions of credit are granted, by renewal or otherwise, to any borrower only after obtaining and analyzing current and satisfactory credit information;

(c)                                  procedures to ensure conformance with loan approval requirements;

(d)                                 a system to track and analyze exceptions;

(e)                                  procedures to ensure conformance with Call Report instructions;

(f)                                    procedures to ensure the accuracy of internal management information systems;

(g)                                 a performance appraisal process, including performance appraisals, job descriptions, and incentive programs for loan officers, which adequately consider their performance relative to policy compliance, documentation standards, accuracy in credit grading, and other loan administration matters; and

(h)                                 procedures to track and analyze concentrations of credit, significant economic factors, and general conditions and their impact on the credit quality of the Bank’s loan and lease portfolios.

(2)        Upon completion, a copy of the program shall be forwarded to the Assistant Deputy Comptroller.

(3)        Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to systems which provide for effective monitoring of:

(a)                                  early problem loan identification to assure the timely identification and rating of loans and leases based on lending officer submissions;

(b)                                 statistical records that will serve as a basis for identifying sources of problem loans and leases by industry, size, collateral, division, group, indirect dealer, and individual lending officer;

(c)                                  previously charged-off assets and their recovery potential;

(d)                                 compliance with the Bank’s lending policies and laws, rules, and regulations pertaining to the Bank’s lending function;

(e)                                  adequacy of credit and collateral documentation; and

(f)                                    concentrations of credit.

(4)        Beginning on September 30, 2005, and on a quarterly basis thereafter, management shall provide the Board with written reports including, at a minimum, the following information:

(a)                                  the identification, type, rating, and amount of problem loans and leases;

(b)                                 the identification and amount of delinquent loans and leases;

(c)                                  credit and collateral documentation exceptions;

(d)                                 the identification and status of credit related violations of law, rule or regulation;

(e)                                  the identity of the loan officer who originated each loan reported in accordance with subparagraphs (a) through (d) of this Article and Paragraph;

(f)                                    an analysis of concentrations of credit, significant economic factors, and general conditions and their impact on the credit quality of the Bank’s loan and lease portfolios;

(g)                                 the identification and amount of loans and leases to executive officers, Directors, principal shareholders (and their related interests) of the Bank; and

(h)                                 the identification of loans and leases not in conformance with the Bank’s lending and leasing policies, and exceptions to the Bank’s lending and leasing policies.

(5)        The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program and systems developed pursuant to this Article.

ARTICLE IX

CREDIT RISK

(1)        Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program to reduce the high level of credit risk in the Bank. The program shall include, but not be limited to:

(a)                                  procedures to strengthen credit underwriting, particularly in the commercial, residential second mortgage, and marine portfolios;

(b)                                 procedures to strengthen loan portfolio management and to maintain an adequate, qualified staff in all lending-related functional areas;

(c)                                  procedures for strengthening collections; and

(d)                                 an action plan to control loan growth.

(2)        The Board shall submit a copy of the program to the Assistant Deputy Comptroller.

(3)        At least quarterly, the Board shall prepare a written assessment of the Bank’s credit risk, which shall evaluate the Bank’s progress under the aforementioned program. The Board shall submit a copy of this assessment to the Assistant Deputy Comptroller.

(4)        The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

ARTICLE X

CRITICIZED ASSETS

(1)        The Bank shall take immediate and continuing action to protect its interest in those assets criticized in the most recent Report of Examination, in any subsequent Report of Examination, by internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination.

(2)        Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written program designed to eliminate the basis of criticism of assets criticized in the most recent Report of Examination, in any subsequent Report of Examination, or by any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination as “doubtful,” “substandard,” or “special mention.” This program shall include, at a minimum:

(a)                                  an identification of the expected sources of repayment;

(b)                                 the appraised value of supporting collateral and the position of the Bank’s lien on such collateral where applicable;

(c)                                  an analysis of current and satisfactory credit information, including cash flow analysis where loans are to be repaid from operations; and

(d)                                 the proposed action to eliminate the basis of criticism and the time frame for its accomplishment.

(3)        Upon adoption, a copy of the program for all criticized assets equal to or exceeding two hundred fifty thousand dollars ($250,000) shall be forwarded to the Assistant Deputy Comptroller.

(4)        The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

(5)        The Board, or a designated committee, shall conduct a review, on at least a quarterly basis, to determine:

(a)                                  the status of each criticized asset or criticized portion thereof that equals or exceeds two hundred fifty thousand dollars ($250,000);

(b)                                 management’s adherence to the program adopted pursuant to this Article;

(c)                                  the status and effectiveness of the written program; and

(d)                                 the need to revise the program or take alternative action.

(6)        A copy of each review shall be forwarded to the Assistant Deputy Comptroller on a quarterly basis (in a format similar to Appendix A, attached hereto).

(7)        The Bank may extend credit, directly or indirectly, including renewals, extensions or capitalization of accrued interest, to a borrower whose loans or other extensions of credit are criticized in the most recent Report of Examination, in any subsequent Report of Examination, in any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination and whose aggregate loans or other extensions exceed two hundred fifty thousand dollars ($250,000) only if each of the following conditions is met:

(a)                                  the Board or designated committee finds that the extension of additional credit is necessary to promote the best interests of the Bank and that prior to renewing, extending or capitalizing any additional credit, a majority of the full Board (or designated committee) approves the credit extension and records, in writing, why such extension is necessary to promote the best interests of the Bank; and

(b)                                 a comparison to the written program adopted pursuant to this Article shows that the Board’s formal plan to collect or strengthen the criticized asset will not be compromised.

(8)        A copy of the approval of the Board or of the designated committee shall be maintained in the file of the affected borrower.

ARTICLE XI

VIOLATIONS OF LAW

(1)        The Board shall immediately take all necessary steps to ensure that Bank management corrects each violation of law, rule or regulation cited in the most recent Report of Examination and in any subsequent Report of Examination. The quarterly progress reports required by Article II of this Agreement shall include the date and manner in which each correction has been effected during that reporting period.

(2)        Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations as cited in the most recent Report of Examination and shall adopt, implement, and ensure Bank adherence to general procedures addressing compliance management which incorporate internal control systems and education of employees regarding laws, rules and regulations applicable to their areas of responsibility.

(3)        Within ninety (90) days of receipt of any subsequent Report of Examination which cites violations of law, rule, or regulation, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations as cited in the Report of Examination and shall adopt, implement, and ensure Bank adherence to general procedures addressing compliance management which incorporate internal control systems and education of employees regarding laws, rules and regulations applicable to their areas of responsibility.

(4)        Upon adoption, a copy of these procedures shall be promptly forwarded to the Assistant Deputy Comptroller.

(5)        The Board shall ensure that the Bank has policies, processes, personnel, and control systems to ensure implementation of and adherence to the procedures developed pursuant to this Article.

ARTICLE XII

CLOSING

(1)        Although the Board has agreed to submit certain programs and reports to the Assistant Deputy Comptroller for review or prior written determination of no supervisory objection, the Board has the ultimate responsibility for proper and sound management of the Bank.

(2)        It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

(3)        Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

(4)        The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.

(5)        In each instance in this Agreement in which the Board is required to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board shall:

(a)                                  authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement;

(b)                                 require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Agreement;

(c)                                  follow-up on any non-compliance with such actions in a timely and appropriate manner; and

(d)                                 require corrective action be taken in a timely manner of any non-compliance with such actions.

(6)        This Agreement is intended to be, and shall be construed to be, a supervisory “written agreement entered into with the agency” as contemplated by 12 U.S.C. § 1818(b)(l), and expressly does not form, and may not be construed to form, a contract binding on the Comptroller or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the Bank under his supervisory powers, including 12 U.S.C. § 1818(b)(l), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract. The Bank also expressly acknowledges that no officer or employee of the Office of the Comptroller of the Currency has

statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller’s exercise of his supervisory responsibilities. The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or prior arrangements between the parties, whether oral or written.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his hand on behalf of the Comptroller.

C. Wayne Crowell	Date
Assistant Deputy Comptroller
South Florida Field Office

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

Michael Carr, Sr	Date

James Crandall	Date

Robert Fenton	Date

Chuck Huffman, Sr.	Date

Steven Kushner	Date

Howard Montgomery, Jr.	Date

S. Lynn Stokes	Date

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